UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                            reported): May 30, 2007

                        Alternative Loan Trust 2007-OH1
                        -------------------------------
                      (Exact name of the issuing entity)
                 Commission File Number of the issuing entity:
                                 333-140962-05

                                  CWALT, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
             Commission File Number of the depositor: 333-140962

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

             Delaware                                      0698307
  (State or Other Jurisdiction                        (I.R.S. Employer
of Incorporation of the depositor)         Identification No. of the depositor)

         4500 Park Granada, Calabasas, California                    91302
         ----------------------------------------                  ----------
(Address of Principal Executive Offices of the depositor)          (Zip Code)


The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

==============================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events.

Item 8.01.  Other Events.

      On May 30, 2007, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of May 1, 2007, by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2007-OH1 (the "Certificates"). The Certificates were issued on May 30, 2007. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

      On May 30, 2007, The Bank of New York, as Swap Contract Administrator for the Trust, entered into an interest rate Swap Contract (the "Swap Contract"), dated as of May 30, 2007, as evidenced by a Confirmation (the "Swap Contract Confirmation") between the Swap Contract Administrator and Barclays Bank PLC (the "Swap Counterparty"). The Swap Contract Confirmation is annexed hereto as
Exhibit 99.1.

      On May 30, 2007, CHL entered into a Swap Contract Assignment Agreement (the "Swap Contract Assignment Agreement"), dated as of May 30, 2007, by and among CHL, The Bank of New York, as Swap Contract Administrator for the Trust, and the Swap Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under a pre-existing swap confirmation between CHL and the Swap Counterparty to the Swap Contract Administrator. The Swap Contract Assignment Agreement is annexed hereto as
Exhibit 99.2.

      On May 30, 2007, CHL entered into a Swap Contract Administration Agreement (the "Swap Contract Administration Agreement"), dated as of May 30, 2007, by and among CHL and The Bank of New York, as Swap Contract Administrator (in such capacity, the "Swap Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Swap Contract Administration Agreement is annexed hereto as Exhibit 99.3.



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

Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Shell Company Transactions.

            Not applicable.

      (d)   Exhibits.

            4.1   Pooling and Servicing Agreement

            99.1  Swap Contract Confirmation

            99.2  Swap Contract Assignment Agreement

            99.3  Swap Contract Administration Agreement


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

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CWALT, INC.



                                            By:  /s/ Darren Bigby
                                                 ----------------
                                            Name:    Darren Bigby
                                            Title:   Executive Vice President



Dated:  June 14, 2007


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

                                  Exhibit Index



Exhibit No.    Description
-----------    -----------

4.1            Pooling and Servicing Agreement

99.1           Swap Contract Confirmation

99.2           Swap Contract Assignment Agreement

99.3           Swap Contract Administration Agreement




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